UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-07338

Capital World Growth and Income Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2021

Gregory F. Niland

Capital World Growth and Income Fund

5300 Robin Hood Road

Norfolk, Virginia 23513

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Capital World Growth and Income Fund® Annual report for the year ended November 30, 2021

Global flexibility:
Following opportunity
anywhere

Capital World Growth and Income Fund seeks to provide you with long-term growth of capital while providing current income.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class F-2 shares. Class A share results are shown at net asset value unless otherwise indicated. If a sales charge (maximum 5.75%) had been deducted from Class A shares, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Here are the average annual total returns on a $1,000 investment for periods ended December 31, 2021 (the most recent calendar quarter-end):

	1 year	5 years	10 years

Class F-2 shares	15.02%	13.43%	11.85%
Class A shares (reflecting 5.75% maximum sales charge)	8.18	11.85	10.92

For other share class results, visit capitalgroup.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.52% for Class F-2 shares and 0.75% for Class A shares as of the prospectus dated February 1, 2022 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com for more information.

The fund’s 30-day yield as of December 31, 2021, was 1.19% for Class F-2 shares and 0.90% for Class A shares, calculated in accordance with the U.S. Securities and Exchange Commission formula. The Class A share result reflects the 5.75% maximum sales charge.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a long-term perspective

6	Investment portfolio

15	Financial statements

40	Board of trustees and other officers

Fellow investors:

Global stocks posted strong gains during Capital World Growth and Income Fund’s fiscal year, supported by aggressive government stimulus, the lifting of restrictions on economic activity and the rapid rollout of COVID vaccines.

For the 12 months ended November 30, 2021, the fund generated a total return of 15.01%. This result lagged the 19.27% gain of its primary benchmark, the MSCI ACWI (All Country World Index). The fund has outpaced the index over its lifetime, as you can see in the table below.

The fund’s total return includes the reinvestment of dividends. For investors in Class F-2 shares, the fund paid dividends totaling about $1.03 a share. Investors who reinvested dividends recorded an income return of 1.82%.

Economies reopen, markets rally

Global equity markets rallied during the fiscal year, buoyed by renewed economic growth, strong corporate earnings and massive levels of government stimulus aimed at blunting the impact of the COVID pandemic. Manufacturing activity and retail sales rebounded across major markets as vaccine distribution accelerated and economies increasingly reopened.

The economic reopening was disrupted in the closing months of the fiscal year with the emergence of the latest COVID variant. Omicron, which was first reported in South Africa, quickly spread across the globe, leading to renewed travel restrictions. Some countries also reimposed lockdowns and other measures to slow the spread.

Results at a glance

For periods ended November 30, 2021, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since Class A inception on 3/26/93)

Capital World Growth and Income Fund (Class F-2 shares)*	15.01%	12.78%	11.27%	10.86%
Capital World Growth and Income Fund (Class A shares)	14.75	12.52	11.00	10.63
MSCI ACWI (All Country World Index)†	19.27	13.99	11.39	8.11

*	Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.
†	Results for the MSCI ACWI reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. This index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes. It is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Source: MSCI.

Capital World Growth and Income Fund	1

Concerns about inflation and rising interest rates weighed on investor sentiment and triggered bouts of stock market volatility. Inflation was driven by strong consumer demand, labor shortages and supply chain disruptions. In the U.S., the Consumer Price Index rose at the fastest rate in nearly 40 years. Shortly after the close of the period, the U.S. Federal Reserve began scaling back monetary stimulus by reducing its bond buying program and indicated that it might raise rates three times in the coming year. Similarly, European Central Bank officials said they would begin reducing some stimulus measures in the months ahead.

All major sectors in the MSCI ACWI recorded solid positive returns for the 12 months, with more economically sensitive areas of the market generally leading the advance. Energy stocks notched the biggest gains, benefiting from soaring oil and gas prices as manufacturing activity picked up and travel resumed. Financial stocks climbed on investor optimism for improving economic growth and higher lending rates.

Information technology stocks — market leaders during the global economic shutdown — continued to produce solid gains as digitally focused companies were buoyed by the shift to home offices, e-commerce and cloud computing. Semiconductor manufacturers soared more than 52% on strong demand for processors and sensors in a range of products.

The environment for dividend-paying stocks generally improved, as many companies that had eliminated or reduced payments during the shutdowns restored or increased cash payments to shareholders during the fiscal year. Dividend-paying and more value-oriented areas of the markets rallied during the period, but lagged more growth and cyclical areas for the full 12 months.

With respect to countries and regions, as was the case in the previous year, the U.S. stock market was among the strongest, advancing 26.7%, powered by technology giants. In contrast, China’s stocks sustained some of the worst declines, sliding 16.9% in U.S. dollar terms.* The world’s second-largest economy slowed down as authorities curbed economic stimulus, imposed regulations on independent online content creators and took steps to curb speculation in the property market. Given the size of China’s economy, further weakness could spread across Asia and the broader global economy.

Elsewhere in emerging markets, Brazilian equities slid, weighed down by inflationary pressures and political uncertainties at home. A strong U.S. dollar further dampened Brazilian stock returns for U.S. investors. However, Russian stocks soared, helped by a resurgence in the oil and gas industry.

Gains in some of Europe’s major stock markets were tempered for U.S. investors by the strong dollar. In Japan, economic recovery was more modest as vaccination rates initially lagged much of the developed world. Japanese shares gained 3.9% in U.S. dollar terms.

Inside the portfolio

The fund’s managers invest based on their strongest convictions, carefully selecting stocks that they believe are well suited to help meet the fund’s growth and income objectives. Strong stock selection in the information technology sector supported the fund’s results relative to its benchmark index. Shares of Microsoft, the fund’s largest investment, soared 54.4% as the company beat fourth-quarter estimates and issued strong guidance on surging Intelligent Cloud sales as well as revenue from its Azure cloud platform and Office software. Semiconductor equipment maker ASML advanced as the company raised its long-term growth forecasts, citing demand for its high-priced lithography systems used in the production of advanced microchips. Taiwan Semiconductor Manufacturing Company, Broadcom and Tokyo Electron, all involved in the design and manufacture of semiconductors, also recorded double-digit gains.

Holdings in the energy sector produced some of the strongest absolute returns during the 12 months. EOG Resources benefited from rising oil and natural gas prices coupled with cost-cutting measures. The company hiked its quarterly dividend and also announced a surprise special

*	Unless otherwise noted, country stock returns are based on MSCI indexes, expressed in U.S. dollars and assume the reinvestment of dividends. Results reflect dividends net of withholding taxes.

2	Capital World Growth and Income Fund

dividend in the third quarter. Canadian Natural Resources also advanced.

Communications services stocks proved to be another bright spot. Streaming content provider Netflix, the fund’s fifth-largest position, rose on the popularity of its new content, including drama series such as Squid Game, Manifest and Outer Banks, as well as potential for subscriber gains in international markets. Alphabet, the operator of Google, rose more than 61%.

Investments in the financials sector were the largest detractors. China-based Ping An Insurance slid on worries of a slowing economy, signs of faltering growth and the prospect of regulatory tightening by Chinese authorities. Shares of pan-Asian life insurance company AIA also lost ground. What’s more, in a period when banks generated strong returns thanks to expectations of higher lending rates, the fund’s smaller weighting in larger banks relative to the index further dampened returns in relative terms.

With economically sensitive companies among market leaders, the fund’s investments in utilities, including Italy’s Enel and Spain’s Iberdrola, posted negative results. Holdings in real estate, including a number of positions in China-related real estate companies, also declined.

The road ahead

Looking ahead to the new fiscal year, we expect the global economic recovery to continue, providing a broadly constructive environment for stocks. That said, given the numerous challenges that lie ahead, we expect elevated market volatility.

The twin forces of the digital revolution and rising geopolitical instability should continue to drive markets. Digital innovation is disrupting established businesses across industries, and the rivalry between the U.S. and China will increasingly cause friction. The fund’s managers are watching China carefully. Regulations imposed by China’s authorities have made investing there more challenging, but we believe there continue to be solid long-term investment opportunities among select Chinese drug developers and other companies.

China’s slowing economic growth could have a ripple effect on the global economy, but we remain hopeful that the country’s leaders will introduce stimulus measures in the coming months. The emergence of the Omicron variant of the COVID-19 virus further clouds the picture.

Given the continued global supply chain disruptions, we expect inflation to remain elevated in the near term. And while inflation will likely stabilize, we do believe the days of ultra-low inflation may be behind us.

Lastly, the environment for dividends has improved considerably over the past 12 months, but in a market led primarily by fast-growing digital and cyclical companies, many dividend payers have lagged the broader market. With a focus on both capital appreciation over the long term and current dividend income, the fund has sought a balanced portfolio and therefore has not had full exposure to market leaders. We remain steadfast in our conviction that the fund’s focus on both growth and income will be supportive across market cycles and over the long term. We further believe an eventual normalization of interest rates and monetary policies will benefit the fund and its focus on dividends.

We thank you for your commitment to Capital World Growth and Income Fund.

Cordially,

Michael Cohen
Co-President

Sung Lee
Co-President

January 7, 2022

For current information about the fund, visit capitalgroup.com.

Capital World Growth and Income Fund	3

The value of a long-term perspective

	1 year	5 years	10 years
Class F-2 shares	15.01%	12.78%	11.27%
Class A shares*	8.15	11.20	10.35

Assumes payment of the maximum 5.75% sales charge.

$200,000
150,000
100,000
80,000
60,000
40,000
20,000
10,000
9,000
March 26
Year ended November 30
1993[4]
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003

Fund results shown are for Class F-2 and Class A shares. Class A share results reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment¹; thus, the net amount invested was $9,425. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	Includes reinvested dividends and reinvested capital gain distributions.
[3]	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. Source: MSCI.
[4]	For the period March 26 (commencement of operations) through November 30, 1993.

4	Capital World Growth and Income Fund

How a hypothetical $10,000 investment has grown

While notable for their volatility in recent years, financial markets have tended to reward investors over the long term. As the chart shows, over its lifetime, Capital World Growth and Income Fund has done demonstrably better than its relevant benchmark.

Capital World Growth and Income Fund	5

Investment portfolio November 30, 2021

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
United States	47.55%
Eurozone*	13.23
Japan	5.84
United Kingdom	4.90
Taiwan	3.88
China	3.39
Switzerland	3.24
Canada	2.79
India	2.47
Brazil	1.95
Russian Federation	1.71
Hong Kong	1.25
Other countries	3.57
Bonds, notes & other debt instruments, short-term securities & other assets less liabilities	4.23

*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, Finland, France, Germany, Ireland, Italy, the Netherlands and Spain.

Common stocks 94.89%	Shares	Value (000)
Information technology 19.64%
Microsoft Corp.	14,439,216	$4,773,460
Broadcom, Inc.	7,277,760	4,029,549
Taiwan Semiconductor Manufacturing Company, Ltd.[1]	173,672,600	3,694,877
ASML Holding NV1	2,904,493	2,275,954
Tokyo Electron, Ltd.[1]	3,147,200	1,653,962
Apple, Inc.	6,155,959	1,017,580
Accenture PLC, Class A	1,480,889	529,270
Keyence Corp.[1]	833,500	514,769
MediaTek, Inc.[1]	13,456,000	484,385
Delta Electronics, Inc.[1]	39,802,717	365,823
Snowflake, Inc., Class A2	905,460	307,992
Logitech International SA1	3,855,237	305,720
EPAM Systems, Inc.[2]	491,546	299,130
Mastercard, Inc., Class A	919,101	289,443
Advanced Micro Devices, Inc.[2]	1,790,691	283,592
Capgemini SE1	1,218,000	281,723
Fujitsu Ltd.[1]	1,688,500	278,961
Adobe, Inc.[2]	404,973	271,271
Applied Materials, Inc.	1,742,668	256,503
Hexagon AB, Class B1	15,409,100	225,414
GlobalWafers Co., Ltd.[1]	7,228,000	209,874
OBIC Co., Ltd.[1]	899,700	166,060
Ceridian HCM Holding, Inc.[2]	1,367,851	149,643
Worldline SA, non-registered shares[1,2]	2,578,539	135,663
ServiceNow, Inc.[2]	208,524	135,061
SK hynix, Inc.[1]	1,393,000	134,686
Paycom Software, Inc.[2]	301,023	131,692
Micron Technology, Inc.	1,500,000	126,000
TE Connectivity, Ltd.	772,000	118,834
Shopify, Inc., Class A, subordinate voting shares (CAD denominated)[2]	61,967	94,156
NortonLifeLock, Inc.	3,716,741	92,361
RingCentral, Inc., Class A2	402,597	86,953
Nomura Research Institute, Ltd.[1]	1,962,500	84,141
Samsung Electronics Co., Ltd.[1]	1,078,839	65,121
PagSeguro Digital, Ltd., Class A2	2,122,590	54,253
SS&C Technologies Holdings, Inc.	617,796	47,156
Atlassian Corp. PLC, Class A2	116,762	43,940

6	Capital World Growth and Income Fund

Common stocks (continued)	Shares	Value (000)
Information technology (continued)
Afterpay, Ltd.[1,2]	199,120	$15,026
Stripe, Inc., Class B1,2,3,4	192,531	8,804
PayPal Holdings, Inc.[2]	46,100	8,523
		24,047,325

Financials 15.08%
Kotak Mahindra Bank, Ltd.[1]	49,553,715	1,297,946
AIA Group, Ltd.[1]	114,543,496	1,205,219
Zurich Insurance Group AG1	2,533,974	1,045,581
Toronto-Dominion Bank (CAD denominated)	14,069,884	992,916
CME Group, Inc., Class A	4,302,723	948,837
ING Groep NV1	67,421,935	930,697
JPMorgan Chase & Co.	5,608,107	890,736
Sberbank of Russia PJSC (ADR)[1]	49,483,816	836,027
KBC Groep NV1	7,005,263	585,286
HDFC Bank, Ltd.[1]	24,847,552	492,707
HDFC Bank, Ltd. (ADR)	874,675	57,265
Nasdaq, Inc.	2,653,991	539,371
DNB Bank ASA[1]	23,817,721	520,546
HDFC Life Insurance Company, Ltd.[1]	54,729,732	495,039
PNC Financial Services Group, Inc.	2,265,810	446,365
Blackstone, Inc., nonvoting shares	3,147,806	445,257
BlackRock, Inc.	468,005	423,362
B3 SA-Brasil, Bolsa, Balcao	206,933,775	408,946
Ping An Insurance (Group) Company of China, Ltd., Class H1	55,040,500	379,018
Ping An Insurance (Group) Company of China, Ltd., Class A1	1,466,988	11,082
Intercontinental Exchange, Inc.	2,857,582	373,543
Lufax Holding, Ltd. (ADR)[2,5]	56,997,999	363,647
Wells Fargo & Company	7,037,000	336,228
S&P Global, Inc.	692,176	315,445
Macquarie Group, Ltd.[1]	2,135,080	295,877
Discover Financial Services	2,582,313	278,502
Tradeweb Markets, Inc., Class A	2,778,935	266,778
Hong Kong Exchanges and Clearing, Ltd.[1]	4,439,700	244,815
Chubb, Ltd.	1,363,415	244,692
American International Group, Inc.	4,484,258	235,872
Citigroup, Inc.	3,625,596	230,950
Deutsche Bank AG1,2	16,426,000	198,857
St. James’s Place PLC[1]	8,719,894	178,808
Bank of America Corp.	3,986,888	177,297
Banco Santander, SA1	52,643,660	163,202
Moody’s Corp.	373,667	145,969
FinecoBank SpA[1]	7,743,726	135,504
Ares Management Corp., Class A	1,655,805	134,385
BNP Paribas SA1	2,147,963	133,345
Berkshire Hathaway, Inc., Class B2	472,203	130,654
Power Corporation of Canada, subordinate voting shares	4,035,212	130,174
Legal & General Group PLC[1]	31,665,124	118,087
China Pacific Insurance (Group) Co., Ltd., Class H1	38,122,200	110,485
Morgan Stanley	1,002,695	95,076
Bajaj Finance, Ltd.[1]	888,200	82,768
National Bank of Canada	1,001,761	77,846
AXA SA1	2,756,021	75,749
Marsh & McLennan Companies, Inc.	428,473	70,278
Swedbank AB, Class A1	3,123,091	62,895
Tryg A/S1	2,485,437	60,220
Aegon NV1	11,406,567	50,220
		18,470,371

Consumer discretionary 11.80%
LVMH Moët Hennessy-Louis Vuitton SE1	2,820,955	2,189,775
Amazon.com, Inc.[2]	522,679	1,833,072
Home Depot, Inc.	3,965,394	1,588,577
General Motors Company[2]	23,027,967	1,332,628
Flutter Entertainment PLC[1,2]	3,451,580	467,229
Stellantis NV1	25,571,026	437,024
Cie. Financière Richemont SA, Class A1	2,869,767	426,508
Rivian Automotive, Inc., Class A2,5	2,799,900	335,316

Capital World Growth and Income Fund	7

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
Rivian Automotive, Inc., Class A1,2,6	584,766	$63,729
Barratt Developments PLC[1]	42,619,533	394,257
Midea Group Co., Ltd., Class A1	37,213,285	393,682
Chipotle Mexican Grill, Inc.[2]	228,164	374,967
Ferrari NV (EUR denominated)[1]	1,343,538	352,704
Marriott International, Inc., Class A2	2,273,800	335,522
MercadoLibre, Inc.[2]	268,581	319,184
Shimano, Inc.[1]	1,146,900	315,709
Sony Group Corp.[1]	2,489,400	303,366
Restaurant Brands International, Inc.	2,602,454	145,816
Restaurant Brands International, Inc. (CAD denominated)	2,491,290	139,381
Booking Holdings, Inc.[2]	114,122	239,867
Astra International Tbk PT1	591,490,000	237,817
Moncler SpA[1]	2,567,919	186,104
adidas AG1	629,889	182,664
NIKE, Inc., Class B	1,051,000	177,871
Evolution AB1	1,651,061	173,040
EssilorLuxottica[1]	738,000	147,870
Nokian Renkaat OYJ[1]	3,537,818	131,597
Taylor Wimpey PLC[1]	54,396,451	114,363
Darden Restaurants, Inc.	823,000	113,533
Industria de Diseño Textil, SA1	2,983,322	93,993
DraftKings, Inc., Class A2	2,634,327	91,016
Pan Pacific International Holdings Corp.[1]	5,247,200	90,011
Kindred Group PLC (SDR)[1]	7,716,800	86,329
Wayfair, Inc., Class A2,5	348,000	86,248
Kering SA1	109,162	84,179
Target Corp.	323,600	78,907
Tesla, Inc.[2]	63,826	73,065
Prosus NV, Class N1	879,000	70,836
Just Eat Takeaway (GBP denominated)[1,2]	790,312	49,218
Wynn Macau, Ltd.[1,2,5]	50,966,800	45,013
Meituan, Class B1,2	1,274,300	38,892
InterContinental Hotels Group PLC[1,2]	611,945	36,077
Naspers, Ltd., Class N1,2	217,000	33,532
Domino’s Pizza Enterprises, Ltd.[1]	300,389	27,547
Aptiv PLC[2]	96,170	15,421
Faurecia SA1	65,917	2,834
		14,456,290

Health care 11.29%
Abbott Laboratories	15,252,581	1,918,317
UnitedHealth Group, Inc.	3,821,275	1,697,487
Thermo Fisher Scientific, Inc.	1,935,026	1,224,542
Gilead Sciences, Inc.	16,732,040	1,153,339
Novartis AG1	12,566,700	1,004,530
Amgen, Inc.	3,310,787	658,449
Daiichi Sankyo Company, Ltd.[1]	25,502,100	637,924
AstraZeneca PLC[1]	4,756,158	521,814
Stryker Corp.	2,068,819	489,545
Pfizer, Inc.	7,495,606	402,739
Eli Lilly and Company	1,545,500	383,346
Sanofi[1]	3,760,815	357,692
Centene Corp.[2]	4,579,387	327,014
PerkinElmer, Inc.	1,687,059	307,315
Siemens Healthineers AG1,2	3,906,088	284,994
Olympus Corp.[1]	12,622,700	279,327
Medtronic PLC	2,307,853	246,248
Coloplast A/S, Class B1	1,314,411	215,648
Guardant Health, Inc.[2]	1,950,000	204,984
Carl Zeiss Meditec AG, non-registered shares[1]	866,301	173,790
Zoetis, Inc., Class A	676,687	150,252
Intuitive Surgical, Inc.[2]	422,694	137,097
Baxter International, Inc.	1,489,000	111,035
Chugai Pharmaceutical Co., Ltd.[1]	3,384,000	109,086
Alcon, Inc.[1]	1,298,144	102,247
Merck KGaA[1]	400,000	99,276
Illumina, Inc.[2]	255,708	93,418

8	Capital World Growth and Income Fund

Common stocks (continued)	Shares	Value (000)
Health care (continued)
Cigna Corp.	388,086	$74,474
Edwards Lifesciences Corp.[2]	652,620	70,033
Teva Pharmaceutical Industries, Ltd. (ADR)[2]	8,433,326	69,575
Vertex Pharmaceuticals, Inc.[2]	336,892	62,979
DexCom, Inc.[2]	94,807	53,337
M3, Inc.[1]	940,200	50,587
Hypera SA, ordinary nominative shares	9,071,000	43,759
GlaxoSmithKline PLC[1]	2,103,132	42,621
Insulet Corp.[2]	135,723	39,148
CSL, Ltd.[1]	85,500	18,481
CanSino Biologics, Inc., Class H1,2,5	510,200	11,171
		13,827,620

Communication services 9.54%
Alphabet, Inc., Class C2	706,528	2,012,926
Alphabet, Inc., Class A2	367,752	1,043,662
Netflix, Inc.[2]	3,613,234	2,319,335
SoftBank Corp.[1]	91,137,355	1,256,441
Meta Platforms, Inc., Class A2	3,725,435	1,208,755
Comcast Corp., Class A	19,562,556	977,736
Yandex NV, Class A2	10,274,431	739,143
NetEase, Inc.[1]	20,386,175	440,768
Sea, Ltd., Class A (ADR)[2]	1,347,333	388,126
Tencent Holdings, Ltd.[1]	4,079,800	240,351
Universal Music Group NV1	7,920,838	226,632
Cellnex Telecom, SA, non-registered shares[1]	2,790,179	164,614
Daily Mail and General Trust PLC, Class A, nonvoting shares[1]	10,920,044	157,071
Bharti Airtel, Ltd.[1,2]	11,065,628	107,304
Bharti Airtel, Ltd., interim shares[1,2]	744,245	3,873
Bilibili, Inc., Class Z1,2	1,202,993	81,269
Bilibili, Inc., Class Z (ADR)[2,5]	249,992	16,502
Omnicom Group, Inc.	1,300,802	87,557
ITV PLC[1,2]	57,067,018	83,087
Activision Blizzard, Inc.	1,356,500	79,491
SoftBank Group Corp.[1]	1,027,000	54,319
		11,688,962

Industrials 8.59%
General Electric Co.	12,025,445	1,142,297
CSX Corp.	30,677,656	1,063,288
Airbus SE, non-registered shares[1,2]	8,530,535	950,283
Carrier Global Corp.	8,467,264	458,248
Deere & Company	1,291,729	446,344
LIXIL Corp.[1,7]	17,225,100	422,679
Safran SA1	3,618,428	402,661
Raytheon Technologies Corp.	4,408,495	356,735
BAE Systems PLC[1]	49,057,126	356,135
Recruit Holdings Co., Ltd.[1]	4,978,100	302,149
VINCI SA1	3,085,068	291,011
Melrose Industries PLC[1]	151,269,976	289,560
Compagnie de Saint-Gobain SA, non-registered shares[1]	4,301,000	272,421
Stanley Black & Decker, Inc.	1,521,822	265,954
Lockheed Martin Corp.	703,613	234,528
Johnson Controls International PLC	2,989,336	223,483
RELX PLC[1]	7,151,719	222,029
Nidec Corp.[1]	1,922,100	219,778
TransDigm Group, Inc.[2]	356,277	205,946
L3Harris Technologies, Inc.	921,299	192,625
Honeywell International, Inc.	800,970	161,988
Bunzl PLC[1]	4,115,302	156,674
Schneider Electric SE1	884,672	156,375
ManpowerGroup, Inc.	1,738,652	155,835
Emerson Electric Co.	1,588,794	139,560
Caterpillar, Inc.	710,000	137,279
Eiffage SA1	1,360,972	126,272
Ryanair Holdings PLC (ADR)[2]	1,171,278	111,916
SMC Corp.[1]	164,400	104,905
Ritchie Bros. Auctioneers, Inc.	1,500,000	101,816

Capital World Growth and Income Fund	9

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
ASSA ABLOY AB, Class B1	3,569,000	$99,763
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A1	24,299,997	88,526
Union Pacific Corp.	371,500	87,540
Adecco Group AG1	1,722,000	79,886
ACS, Actividades de Construcción y Servicios, SA1	3,239,098	77,553
Atlas Copco AB, Class B1	1,410,861	73,324
Interpump Group SpA[1]	1,067,529	72,070
AB Volvo, Class B1	3,296,879	71,111
Wizz Air Holdings PLC[1,2]	1,205,275	62,997
Brenntag SE1	647,500	55,568
InPost SA1,2	3,586,593	39,910
Lilium NV, Class A2,5	3,160,000	22,499
Otis Worldwide Corp.	230,427	18,526
		10,520,047

Consumer staples 6.91%
Philip Morris International, Inc.	15,946,420	1,370,435
Ocado Group PLC[1,2,7]	43,566,628	1,039,003
Nestlé SA1	7,807,818	1,003,721
Keurig Dr Pepper, Inc.	22,879,760	777,683
Kweichow Moutai Co., Ltd., Class A1	1,675,419	507,756
British American Tobacco PLC[1]	14,062,500	472,063
British American Tobacco PLC (ADR)	524,987	17,666
Altria Group, Inc.	8,828,669	376,454
Kroger Co.	8,878,500	368,724
Swedish Match AB1	40,114,030	292,772
Heineken NV1	2,747,047	273,461
Bunge, Ltd.	2,957,615	256,041
Imperial Brands PLC[1]	11,382,569	233,116
Treasury Wine Estates, Ltd.[1]	25,402,134	218,841
Constellation Brands, Inc., Class A	963,125	217,021
Danone SA1	3,443,867	203,068
Inner Mongolia Yili Industrial Group Co., Ltd., Class A1	28,795,729	175,462
PepsiCo, Inc.	931,000	148,755
Ajinomoto Co., Inc.[1]	3,623,800	108,826
Mondelez International, Inc.	1,794,103	105,744
ITC, Ltd.[1]	35,000,000	102,464
Arca Continental, SAB de CV	15,660,402	95,507
Pernod Ricard SA1	344,452	79,116
Oatly Group AB (ADR)[2,5]	1,380,208	12,353
		8,456,052

Materials 4.42%
Vale SA, ordinary nominative shares	83,804,809	1,042,743
Vale SA, ordinary nominative shares (ADR)	51,905,204	642,068
Rio Tinto PLC[1]	13,097,946	806,444
Fortescue Metals Group, Ltd.[1]	43,704,877	508,662
Freeport-McMoRan, Inc.	10,830,986	401,613
Linde PLC	1,176,557	374,310
BHP Group PLC[1]	8,104,510	221,946
Shin-Etsu Chemical Co., Ltd.[1]	1,224,400	204,702
Albemarle Corp.	659,331	175,705
HeidelbergCement AG1	2,210,252	148,344
Akzo Nobel NV1	1,329,231	139,470
Barrick Gold Corp. (CAD denominated)	7,289,476	138,548
Dow, Inc.	2,405,171	132,116
CRH PLC[1]	2,664,923	129,720
Amcor PLC (CDI)[1]	8,768,719	100,224
Koninklijke DSM NV1	420,545	90,337
Air Liquide SA, non-registered shares[1]	336,433	55,642
Lynas Rare Earths, Ltd.[1,2,5]	8,474,758	50,936
Evonik Industries AG1	1,515,234	45,742
		5,409,272

10	Capital World Growth and Income Fund

Common stocks (continued)	Shares	Value (000)
Energy 3.17%
Canadian Natural Resources, Ltd. (CAD denominated)	27,651,869	$1,130,795
EOG Resources, Inc.	6,236,611	542,585
Gazprom PJSC (ADR)[1]	57,906,286	515,944
TC Energy Corp. (CAD denominated)	5,946,345	278,919
Reliance Industries, Ltd.[1]	8,496,000	273,361
BP PLC[1]	52,530,097	227,444
ConocoPhillips	2,992,421	209,858
Baker Hughes Co., Class A	8,688,127	202,781
TotalEnergies SE1	2,842,592	130,665
Suncor Energy, Inc.[5]	4,732,293	115,284
Royal Dutch Shell PLC, Class B1	5,273,029	109,909
Royal Dutch Shell PLC, Class A (GBP denominated)[1]	83,560	1,742
Royal Dutch Shell PLC, Class A (ADR)	14,361	604
Royal Dutch Shell PLC, Class A (EUR denominated)[1,5]	15,443	323
Tourmaline Oil Corp.	2,201,000	73,243
Coterra Energy, Inc.	3,444,526	69,166
		3,882,623

Utilities 2.48%
China Resources Gas Group, Ltd.[1]	73,880,000	380,716
Iberdrola SA, non-registered shares[1]	28,302,389	316,545
DTE Energy Company	2,626,613	284,567
Engie SA1	17,558,581	254,006
E.ON SE1	19,835,117	245,120
NextEra Energy, Inc.	2,430,493	210,918
Enel SpA[1]	27,495,709	208,940
National Grid PLC[1]	14,814,428	197,091
PG&E Corp.[2]	14,092,140	167,415
ENN Energy Holdings, Ltd.[1]	8,255,000	153,297
Edison International	2,183,204	142,519
Power Grid Corporation of India, Ltd.[1]	38,815,158	107,273
Endesa, SA1	4,098,211	91,745
Entergy Corp.	844,150	84,702
Ørsted AS1	605,466	77,481
AES Corp.	2,672,025	62,472
China Gas Holdings, Ltd.[1]	26,483,600	47,615
		3,032,422

Real estate 1.97%
Crown Castle International Corp. REIT	4,583,599	832,611
Longfor Group Holdings, Ltd.[1]	76,851,000	361,629
American Tower Corp. REIT	1,324,801	347,734
Country Garden Services Holdings Co., Ltd.[1]	41,135,813	245,117
VICI Properties, Inc. REIT[5]	8,808,000	239,578
Boston Properties, Inc. REIT	1,065,000	114,850
China Resources Mixc Lifestyle Services, Ltd.[1]	20,706,276	101,710
Equinix, Inc. REIT	122,452	99,455
Sun Hung Kai Properties, Ltd.[1]	3,441,000	41,832
Iron Mountain, Inc. REIT	654,174	29,726
		2,414,242

Total common stocks (cost: $73,805,508,000)		116,205,226

Preferred securities 0.73%
Consumer discretionary 0.41%
Volkswagen AG, nonvoting preferred shares[1]	2,725,940	499,520

Financials 0.18%
Banco Bradesco SA, preferred nominative shares	55,931,579	198,084
Fannie Mae, Series S, 8.25% noncumulative preferred shares[2]	3,417,000	13,326
Federal Home Loan Mortgage Corp., Series Z, 8.375% noncumulative preferred shares[2]	3,518,000	12,911
		224,321

Capital World Growth and Income Fund	11

Preferred securities (continued)	Shares		Value (000)
Information technology 0.11%
Samsung Electronics Co., Ltd., nonvoting preferred shares[1]		2,315,387	$125,176
Stripe, Inc., Series H, 6.00% noncumulative preferred shares[1,2,3,4]		82,866	3,790
			128,966

Health care 0.03%
Grifols, SA, Class B, nonvoting non-registered preferred shares[1]		3,844,614	41,061

Total preferred securities (cost: $1,055,043,000)			893,868

Convertible stocks 0.15%
Information technology 0.12%
Broadcom, Inc., Series A, cumulative convertible preferred shares, 8.00% 2022		82,576	143,324

Financials 0.03%
2020 Cash Mandatory Exchangeable Trust, convertible preferred shares, 5.25% 2023[6]		43,198	43,080

Total convertible stocks (cost: $123,097,000)			186,404

Convertible bonds & notes 0.21%	Principal amount (000)
Communication services 0.21%
Sea, Ltd., convertible notes, 2.375% 2025		$81,395	262,397

Total convertible bonds & notes (cost: $113,768,000)			262,397

Bonds, notes & other debt instruments 0.31%
Corporate bonds, notes & loans 0.24%
Health care 0.12%
Teva Pharmaceutical Finance Co. BV 6.00% 2024		85,907	89,515
Teva Pharmaceutical Finance Co. BV 3.15% 2026		59,700	55,969
			145,484

Consumer discretionary 0.04%
General Motors Company 5.40% 2023		15,446	16,646
Royal Caribbean Cruises, Ltd. 11.50% 2025[6]		26,140	29,220
			45,866

Financials 0.03%
Lloyds Banking Group PLC 6.657% junior subordinated perpetual bonds (3-month USD-LIBOR + 1.27% on 5/21/2037)[6,8]		30,300	44,519

Energy 0.03%
ONEOK, Inc. 2.20% 2025		2,141	2,182
TransCanada Corp. 5.875% 2076 (3-month USD-LIBOR + 4.64% on 8/15/2026)[8]		36,500	39,785
			41,967

Consumer staples 0.02%
JBS Investments GmbH II 7.00% 2026[6]		20,000	20,841

Total corporate bonds, notes & loans			298,677

Bonds & notes of governments & government agencies outside the U.S. 0.04%
United Mexican States, Series M, 8.00% 2023	MXN	1,013,000	48,255

U.S. Treasury bonds & notes 0.03%
U.S. Treasury 2.625% 2021		$30,000	30,029

Total bonds, notes & other debt instruments (cost: $331,895,000)			376,961

12	Capital World Growth and Income Fund

Short-term securities 3.99%	Weighted average yield at acquisition	Principal amount (000)	Value (000)
Commercial paper 2.75%
Bank of Montreal 1/25/2022	0.143%	$200,000	$199,960
Caisse des Dépôts et Consignations 1/24/2022	0.081	250,000	249,961
Canadian Imperial Bank of Commerce 12/9/2021[6]	0.058	200,000	199,997
Canadian Imperial Bank of Commerce 12/13/2021[6]	0.056	200,000	199,995
Canadian Imperial Bank of Commerce 1/18/2022[6]	0.114	300,000	299,958
DNB Bank ASA 12/9/2021[6]	0.068	300,000	299,997
DNB Bank ASA 12/10/2021[6]	0.051	200,000	199,998
Nederlandse Waterschapsbank NV 12/6/2021[6]	0.057	20,000	20,000
Nestlé Finance International, Ltd. 12/9/2021[6]	0.041	200,000	199,998
Nestlé Finance International, Ltd. 12/13/2021[6]	0.054	75,000	74,999
Nestlé Finance International, Ltd. 12/16/2021[6]	0.044	20,000	20,000
Nordea Bank AB 12/20/2021[6]	0.047	35,000	34,999
NRW.Bank 12/14/2021[6]	0.047	300,000	299,993
NRW.Bank 12/15/2021[6]	0.044	100,000	99,997
Sumitomo Mitsui Banking Corp. 12/13/2021[6]	0.049	400,000	399,992
Toronto-Dominion Bank 12/10/2021[6]	0.068	200,000	199,996
TotalEnergies Capital Canada, Ltd. 12/10/2021[6]	0.065	365,550	365,543
			3,365,383

		Shares
Money market investments 1.13%
Capital Group Central Cash Fund 0.07%[7,9]		13,816,597	1,381,660

Money market investments purchased with collateral from securities on loan 0.11%
Capital Group Central Cash Fund 0.07%[7,9,10]		583,071	58,307
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 0.03%[9,10]		25,594,488	25,595
BlackRock Liquidity Funds – FedFund, Institutional Shares 0.03%[9,10]		14,000,000	14,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.03%[9,10]		14,000,000	14,000
Fidelity Investments Money Market Government Portfolio, Class I 0.01%[9,10]		10,000,000	10,000
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03%[9,10]		10,000,000	10,000
Morgan Stanley Institutional Liquidity Funds – Government Portfolio, Institutional Class 0.03%[9,10]		8,000,000	8,000
RBC Funds Trust – U.S. Government Money Market Fund, RBC Institutional Class 1 0.03%[9,10]		1,200,000	1,200
			141,102

Total short-term securities (cost: $4,888,092,000)			4,888,145
Total investment securities 100.28% (cost: $80,317,403,000)			122,813,001
Other assets less liabilities (0.28)%			(347,314)

Net assets 100.00%			$122,465,687

Capital World Growth and Income Fund	13

Investments in affiliates7

	Value of affiliates at 12/1/2020 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized depreciation (000)	Value of affiliates at 11/30/2021 (000)	Dividend income (000)
Common stocks 1.19%
Industrials 0.34%
LIXIL Corp.[1]	$288,507	$146,817	$997	$391	$(12,039)	$422,679	$10,493
Consumer staples 0.85%
Ocado Group PLC[1,2]	1,268,698	18,329	3,145	2,791	(247,670)	1,039,003	—
Total common stocks						1,461,682
Short-term securities 1.18%
Money market investments 1.13%
Capital Group Central Cash Fund 0.07%[9]	1,898,141	18,589,878	19,105,776	(407)	(176)	1,381,660	3,105
Money market investments purchased with collateral from securities on loan 0.05%
Capital Group Central Cash Fund 0.07%[9,10]	—	58,30711				58,307	—	[12]
Total short-term securities						1,439,967
Total 2.37%				$2,775	$(259,885)	$2,901,649	$13,598

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $51,476,289,000, which represented 42.03% of the net assets of the fund. This amount includes $51,399,966,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Value determined using significant unobservable inputs.
[4]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[5]	All or a portion of this security was on loan. The total value of all such securities was $200,821,000, which represented .16% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[6]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $3,116,851,000, which represented 2.55% of the net assets of the fund.
[7]	Affiliate of the fund or part of the same “group of investment companies“ as the fund, as defined under the Investment Company Act of 1940, as amended.
[8]	Step bond; coupon rate may change at a later date.
[9]	Rate represents the seven-day yield at 11/30/2021.
[10]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[11]	Represents net activity. Refer to Note 5 for more information on securities lending.
[12]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Private placement securities	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Stripe, Inc., Class B	5/6/2021	$7,726	$8,804	.01%
Stripe, Inc., Series H, 6.00% noncumulative preferred shares	3/15/2021	3,325	3,790	.00
Total private placement securities		$11,051	$12,594	.01%

Key to abbreviations and symbol

ADR = American Depositary Receipts

CAD = Canadian dollars

CDI = CREST Depository Interest

EUR = Euros

GBP = British pounds

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

SDR = Swedish Depositary Receipts

USD/$ = U.S. dollars

See notes to financial statements.

14	Capital World Growth and Income Fund

Financial statements

Statement of assets and liabilities at November 30, 2021	(dollars in thousands)

Assets:
Investment securities, at value (includes $200,821 of investment securities on loan):
Unaffiliated issuers (cost: $78,235,301)	$119,911,352
Affiliated issuers (cost: $2,082,102)	2,901,649	$122,813,001
Cash		14,314
Cash denominated in currencies other than U.S. dollars (cost: $47,856)		47,856
Receivables for:
Sales of investments	437,355
Sales of fund’s shares	64,935
Dividends and interest	260,841
Securities lending income	15
Other	1,227	764,373
		123,639,544

Liabilities:
Collateral for securities on loan		141,102
Payables for:
Purchases of investments	742,944
Repurchases of fund’s shares	69,653
Investment advisory services	38,403
Services provided by related parties	22,352
Trustees’ deferred compensation	2,561
U.S. and non-U.S. taxes	155,151
Other	1,691	1,032,755
Net assets at November 30, 2021		$122,465,687

Net assets consist of:
Capital paid in on shares of beneficial interest		$72,718,187
Total distributable earnings		49,747,500
Net assets at November 30, 2021		$122,465,687

See notes to financial statements.

Capital World Growth and Income Fund	15

Financial statements (continued)

Statement of assets and liabilities at November 30, 2021 (continued)

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —

unlimited shares authorized (1,904,210 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$60,354,096	937,888		$64.35
Class C	1,138,921	17,918		63.56
Class T	14	—	*	64.33
Class F-1	2,477,163	38,594		64.19
Class F-2	13,520,485	210,325		64.28
Class F-3	5,939,131	92,296		64.35
Class 529-A	4,161,352	64,920		64.10
Class 529-C	136,117	2,131		63.87
Class 529-E	122,109	1,908		63.99
Class 529-T	17	—	*	64.32
Class 529-F-1	12	—	*	64.15
Class 529-F-2	264,330	4,107		64.36
Class 529-F-3	13	—	*	64.36
Class R-1	155,121	2,438		63.62
Class R-2	681,409	10,745		63.42
Class R-2E	71,021	1,109		64.05
Class R-3	1,364,884	21,376		63.85
Class R-4	1,339,414	20,873		64.17
Class R-5E	138,987	2,164		64.24
Class R-5	529,836	8,229		64.38
Class R-6	30,071,255	467,189		64.37

*  Amount less than one thousand.

See notes to financial statements.

16	Capital World Growth and Income Fund

Financial statements (continued)

Statement of operations for the year ended November 30, 2021
(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $119,601; also includes $13,598 from affiliates)	$2,785,015
Interest	47,300
Securities lending income (net of fees)	8,455	$2,840,770
Fees and expenses*:
Investment advisory services	442,178
Distribution services	201,205
Transfer agent services	79,917
Administrative services	36,043
Reports to shareholders	2,322
Registration statement and prospectus	1,237
Trustees’ compensation	1,242
Auditing and legal	1,508
Custodian	11,024
Other	3,255
Total fees and expenses before reimbursement	779,931
Less reimbursement of fees and expenses:
Transfer agent services reimbursement	— †
Total fees and expenses after reimbursement		779,931
Net investment income		2,060,839

Net realized gain and unrealized appreciation:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $3,416):
Unaffiliated issuers	7,444,597
Affiliated issuers	2,775
Forward currency contracts	(717)
In-kind redemptions	152,148
Currency transactions	(22,634)	7,576,169
Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $79,683):
Unaffiliated issuers	6,330,668
Affiliated issuers	(259,885)
Currency translations	(3,518)	6,067,265
Net realized gain and unrealized appreciation		13,643,434

Net increase in net assets resulting from operations		$15,704,273

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.
†	Amount less than one thousand.

See notes to financial statements.

Capital World Growth and Income Fund	17

Financial statements (continued)

Statements of changes in net assets
(dollars in thousands)

	Year ended November 30,
	2021	2020
Operations:
Net investment income	$2,060,839	$1,833,699
Net realized gain (loss)	7,576,169	(547,975)
Net unrealized appreciation	6,067,265	11,772,708
Net increase in net assets resulting from operations	15,704,273	13,058,432

Distributions paid to shareholders	(1,771,490)	(2,261,413)

Net capital share transactions	2,637,525	(4,618,967)

Total increase in net assets	16,570,308	6,178,052

Net assets:
Beginning of year	105,895,379	99,717,327
End of year	$122,465,687	$105,895,379

See notes to financial statements.

18	Capital World Growth and Income Fund

Notes to financial statements

1. Organization

Capital World Growth and Income Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The fund seeks long-term growth of capital while providing current income.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75% for Class A; up to 3.50% for Class 529-A	None (except 1.00% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1.00% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP“). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

Capital World Growth and Income Fund	19

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

In-kind redemptions — The fund normally redeems shares in cash; however, under certain conditions and circumstances, payment of the redemption price wholly or partly with portfolio securities or other fund assets may be permitted. A redemption of shares in-kind is based upon the closing value of the shares being redeemed as of the trade date. Realized gains/losses resulting from redemptions of shares in-kind are reflected separately in the fund’s statement of operations.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information. Forward currency contracts are valued based on the spot and forward exchange rates obtained from one or more pricing vendors.

20	Capital World Growth and Income Fund

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of November 30, 2021 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$13,146,362	$10,892,159	$8,804	$24,047,325
Financials	8,760,391	9,709,980	—	18,470,371
Consumer discretionary	7,280,391	7,175,899	—	14,456,290
Health care	9,918,432	3,909,188	—	13,827,620
Communication services	8,873,233	2,815,729	—	11,688,962
Industrials	5,526,407	4,993,640	—	10,520,047
Consumer staples	3,746,383	4,709,669	—	8,456,052
Materials	2,907,103	2,502,169	—	5,409,272
Energy	2,623,235	1,259,388	—	3,882,623
Utilities	952,593	2,079,829	—	3,032,422
Real estate	1,663,954	750,288	—	2,414,242
Preferred securities	224,321	665,757	3,790	893,868
Convertible stocks	143,324	43,080	—	186,404
Convertible bonds & notes	—	262,397	—	262,397
Bonds, notes & other debt instruments	—	376,961	—	376,961
Short-term securities	1,522,762	3,365,383	—	4,888,145
Total	$67,288,891	$55,511,516	$12,594	$122,813,001

Capital World Growth and Income Fund	21

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting and auditing practices and standards and different regulatory, legal and reporting requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems and accounting and auditing practices and standards than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and there may be fewer rights and remedies available to the fund and its shareholders. In addition, the economies of these countries may be dependent on relatively few industries and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

22	Capital World Growth and Income Fund

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Securities lending — The fund has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under a securities lending agent agreement with the lending agent. The lending agent facilitates the exchange of securities between the fund and approved borrowers, ensures that securities loans are properly coordinated and documented, marks-to-market the value of collateral daily, secures additional collateral from a borrower if it falls below preset terms, and may reinvest cash collateral on behalf of the fund according to agreed parameters. The lending agent provides indemnification to the fund against losses resulting from a borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if a borrower fails to return securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote. A borrower is obligated to return loaned securities at the conclusion of a loan or, during the pendency of a loan, on demand from the fund.

As of November 30, 2021, the total value of securities on loan was $200,821,000, and the total value of collateral received was $208,598,000. Collateral received includes cash of $141,102,000 and U.S. government securities of $67,496,000. Investment securities purchased from cash collateral are disclosed in the fund’s investment portfolio as short-term securities. Securities received as collateral are not recognized as fund assets. The contractual maturity of cash collateral received under the securities lending agreement is classified as overnight and continuous.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. As of November 30, 2021, the fund did not have any open forward currency contracts. The average month-end notional amount of open forward currency contracts while held was $275,190,000.

The following table identifies the location and effect on the fund’s statement of operations resulting from the fund’s use of forward currency contracts for the year ended November 30, 2021 (dollars in thousands):

		Net realized loss		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized loss on forward currency contracts	$(717)	Net unrealized appreciation on forward currency contracts	$ —

Capital World Growth and Income Fund	23

Collateral — The fund receives or pledges highly liquid assets, such as cash or U.S. government securities, as collateral due to securities lending and its use of forward currency contracts. For securities lending, the fund receives collateral in exchange for lending investment securities. The lending agent may reinvest cash collateral from securities lending transactions according to agreed parameters. Cash collateral reinvested by the lending agent, if any, is disclosed in the fund’s investment portfolio. For forward currency contracts, the fund either receives or pledges collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in the fund’s statement of assets and liabilities.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended November 30, 2021, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. During the year ended November 30, 2021, the fund recognized $95,879,000 in reclaims (net of $6,971,000 in fees and the effect of realized gain or loss from currency translations) and $11,864,000 in interest related to European court rulings, which is included in dividend income and interest income, respectively, in the fund’s statement of operations. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; net capital losses and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended November 30, 2021, the fund reclassified $431,247,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting. The fund also utilized capital loss carryforwards of $633,558,000.

As of November 30, 2021, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$1,109,416
Undistributed long-term capital gains	6,299,072
Post-October capital loss deferral[1]	(194,651)
Gross unrealized appreciation on investments	45,416,445
Gross unrealized depreciation on investments	(3,021,039)
Net unrealized appreciation on investments	42,395,406
Cost of investments	80,417,595

[1]	This deferral is considered incurred in the subsequent year.

24	Capital World Growth and Income Fund

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended November 30, 2021					Year ended November 30, 2020
Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income		Long-term capital gains		Total distributions paid
Class A	$839,942		$—	$839,942		$733,096		$410,911		$1,144,007
Class C	8,277		—	8,277		10,252		13,346		23,598
Class T	—	[2]	—	—	[2]	—	[2]	—	[2]	—	[2]
Class F-1	38,081		—	38,081		44,068		26,909		70,977
Class F-2	209,160		—	209,160		167,116		77,642		244,758
Class F-3	96,546		—	96,546		75,089		32,388		107,477
Class 529-A	57,127		—	57,127		48,480		27,336		75,816
Class 529-C	933		—	933		2,004		3,180		5,184
Class 529-E	1,437		—	1,437		1,348		932		2,280
Class 529-T	—	[2]	—	—	[2]	—	[2]	—	[2]	—	[2]
Class 529-F-1	—	[2]	—	—	[2]	3,089		1,472		4,561
Class 529-F-2[3]	3,928		—	3,928		—		—		—
Class 529-F-3[3]	—	[2]	—	—	[2]	—		—		—
Class R-1	1,056		—	1,056		1,137		1,381		2,518
Class R-2	4,753		—	4,753		4,715		5,667		10,382
Class R-2E	678		—	678		653		520		1,173
Class R-3	15,915		—	15,915		16,328		12,164		28,492
Class R-4	20,489		—	20,489		20,260		11,738		31,998
Class R-5E	2,084		—	2,084		1,513		640		2,153
Class R-5	9,281		—	9,281		10,574		5,802		16,376
Class R-6	461,803		—	461,803		344,152		145,511		489,663
Total	$1,771,490		$—	$1,771,490		$1,483,874		$777,539		$2,261,413

[2]	Amount less than one thousand.
[3]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.600% on the first $500 million of daily net assets and decreasing to 0.350% on such assets in excess of $115 billion. For the year ended November 30, 2021, the investment advisory services fees were $442,178,000, which were equivalent to an annualized rate of 0.368% of average daily net assets.

Capital World Growth and Income Fund	25

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of November 30, 2021, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders. For the year ended November 30, 2021, CRMC reimbursed transfer agent services fees of less than $1,000 for Class 529-F-3 shares. CRMC does not intend to recoup this reimbursement.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

26	Capital World Growth and Income Fund

For the year ended November 30, 2021, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$151,728	$50,790		$18,202		Not applicable
Class C	12,094	1,034		368		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	7,096	3,977		855		Not applicable
Class F-2	Not applicable	13,356		3,916		Not applicable
Class F-3	Not applicable	64		1,706		Not applicable
Class 529-A	9,793	3,229		1,264		$2,505
Class 529-C	1,468	118		45		90
Class 529-E	622	53		38		75
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	—	*	—	*	—	*
Class 529-F-2	Not applicable	198		75		149
Class 529-F-3	Not applicable	—	*	—	*	—	*
Class R-1	1,610	159		48		Not applicable
Class R-2	5,344	2,474		214		Not applicable
Class R-2E	436	146		22		Not applicable
Class R-3	7,311	2,185		439		Not applicable
Class R-4	3,703	1,498		445		Not applicable
Class R-5E	Not applicable	199		40		Not applicable
Class R-5	Not applicable	277		167		Not applicable
Class R-6	Not applicable	160		8,199		Not applicable
Total class-specific expenses	$201,205	$79,917		$36,043		$2,819

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $1,242,000 in the fund’s statement of operations reflects $679,000 in current fees (either paid in cash or deferred) and a net increase of $563,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased securities from, and sold securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended November 30, 2021, the fund engaged in such purchase and sale transactions with related funds in the amounts of $2,491,951,000 and $1,953,867,000, respectively, which generated $486,236,000 of net realized gains from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended November 30, 2021.

Capital World Growth and Income Fund	27

8. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]		Reinvestments of distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended November 30, 2021

Class A	$3,043,831	48,041	$821,824		12,912		$(5,797,886)	(91,496)	$(1,932,231)	(30,543)
Class C	119,954	1,921	8,228		130		(350,651)	(5,606)	(222,469)	(3,555)
Class T	—	—	—		—		—	—	—	—
Class F-1	85,744	1,366	37,222		589		(1,127,682)	(17,824)	(1,004,716)	(15,869)
Class F-2	3,166,301	49,908	200,882		3,163		(2,564,268)	(40,376)	802,915	12,695
Class F-3	1,309,280	20,730	93,003		1,463		(925,445)	(14,589)	476,838	7,604
Class 529-A	303,623	4,822	57,108		900		(564,012)	(8,942)	(203,281)	(3,220)
Class 529-C	22,944	365	931		15		(63,942)	(1,021)	(40,067)	(641)
Class 529-E	8,128	130	1,437		23		(20,101)	(320)	(10,536)	(167)
Class 529-T	—	—	—	[2]	—	[2]	—	—	— [2]	— [2]
Class 529-F-1	—	—	—	[2]	—	[2]	—	—	— [2]	— [2]
Class 529-F-2	53,393	842	3,926		61		(36,141)	(570)	21,178	333
Class 529-F-3	—	—	—	[2]	—	[2]	—	—	— [2]	— [2]
Class R-1	16,767	264	1,055		16		(41,054)	(660)	(23,232)	(380)
Class R-2	86,755	1,391	4,750		75		(177,842)	(2,860)	(86,337)	(1,394)
Class R-2E	13,892	222	678		11		(20,966)	(335)	(6,396)	(102)
Class R-3	168,742	2,698	15,883		251		(442,792)	(7,088)	(258,167)	(4,139)
Class R-4	167,259	2,678	20,483		323		(496,868)	(7,854)	(309,126)	(4,853)
Class R-5E	42,478	680	2,084		33		(31,036)	(490)	13,526	223
Class R-5	58,990	933	9,260		146		(148,565)	(2,371)	(80,315)	(1,292)
Class R-6	8,287,277	129,948	461,789		7,243		(3,249,125)	(51,261)	5,499,941	85,930
Total net increase (decrease)	$16,955,358	266,939	$1,740,543		27,354		$(16,058,376)	(253,663)	$2,637,525	40,630

See end of table for footnotes.

28	Capital World Growth and Income Fund

	Sales[1]			Reinvestments of distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares

Year ended November 30, 2020

Class A	$2,312,902	46,919		$1,122,505		23,366		$(6,692,297)	(137,643)	$(3,256,890)	(67,358)
Class C	103,366	2,122		23,381		485		(750,343)	(15,279)	(623,596)	(12,672)
Class T	—	—		—		—		—	—	—	—
Class F-1	232,937	4,769		68,904		1,440		(935,362)	(19,468)	(633,521)	(13,259)
Class F-2	2,458,389	50,106		234,567		4,907		(2,478,597)	(51,768)	214,359	3,245
Class F-3	997,925	20,350		104,039		2,176		(918,012)	(19,002)	183,952	3,524
Class 529-A	456,741	9,109		75,788		1,582		(565,185)	(11,346)	(32,656)	(655)
Class 529-C	27,595	560		5,181		107		(303,580)	(6,064)	(270,804)	(5,397)
Class 529-E	7,921	160		2,279		47		(24,095)	(486)	(13,895)	(279)
Class 529-T	—	—		—	[2]	—	[2]	—	—	— [2]	— [2]
Class 529-F-1	31,694	635		4,558		96		(223,465)	(4,434)	(187,213)	(3,703)
Class 529-F-2[3]	193,813	3,813		—		—		(2,175)	(39)	191,638	3,774
Class 529-F-3[3]	10	—	[2]	—		—		—	—	10	— [2]
Class R-1	10,415	223		2,515		52		(47,977)	(970)	(35,047)	(695)
Class R-2	89,490	1,825		10,374		215		(208,271)	(4,262)	(108,407)	(2,222)
Class R-2E	13,593	273		1,173		24		(19,937)	(408)	(5,171)	(111)
Class R-3	188,247	3,838		28,439		593		(485,251)	(9,902)	(268,565)	(5,471)
Class R-4	242,434	4,906		31,982		667		(481,979)	(9,744)	(207,563)	(4,171)
Class R-5E	34,362	710		2,152		45		(20,649)	(418)	15,865	337
Class R-5	80,225	1,636		16,353		340		(362,378)	(7,063)	(265,800)	(5,087)
Class R-6	2,768,201	57,661		489,645		10,249		(2,573,509)	(51,567)	684,337	16,343
Total net increase (decrease)	$10,250,260	209,615		$2,223,835		46,391		$(17,093,062)	(349,863)	$(4,618,967)	(93,857)

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

10. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $38,192,931,000 and $36,820,909,000, respectively, during the year ended November 30, 2021.

Capital World Growth and Income Fund	29

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class A:
11/30/2021	$56.86	$1.03	$7.34	$8.37	$(.88)	$—	$(.88)	$64.35	14.75%	$60,354		.75%		.75%		1.62%
11/30/2020	50.98	.91	6.10	7.01	(.73)	(.40)	(1.13)	56.86	14.17	55,068		.77		.77		1.83
11/30/2019	47.80	.97	5.38	6.35	(1.05)	(2.12)	(3.17)	50.98	14.42	52,805		.77		.77		2.03
11/30/2018	53.02	1.11	(2.89)	(1.78)	(.93)	(2.51)	(3.44)	47.80	(3.69)	50,382		.75		.75		2.17
11/30/2017	44.61	.93	9.79	10.72	(1.07)	(1.24)	(2.31)	53.02	24.96	56,786		.77		.77		1.93
Class C:
11/30/2021	56.18	.55	7.26	7.81	(.43)	—	(.43)	63.56	13.91	1,139		1.48		1.48		.88
11/30/2020	50.35	.53	6.06	6.59	(.36)	(.40)	(.76)	56.18	13.34	1,206		1.50		1.50		1.09
11/30/2019	47.23	.60	5.31	5.91	(.67)	(2.12)	(2.79)	50.35	13.54	1,719		1.53		1.53		1.28
11/30/2018	52.41	.70	(2.86)	(2.16)	(.51)	(2.51)	(3.02)	47.23	(4.45)	1,988		1.54		1.54		1.38
11/30/2017	44.12	.55	9.66	10.21	(.68)	(1.24)	(1.92)	52.41	23.95	2,675		1.56		1.56		1.14
Class T:
11/30/2021	56.85	1.17	7.33	8.50	(1.02)	—	(1.02)	64.33	14.99 [5]	—	[6]	.52	[5]	.52	[5]	1.84	[5]
11/30/2020	50.98	1.03	6.10	7.13	(.86)	(.40)	(1.26)	56.85	14.47 [5]	—	[6]	.52	[5]	.52	[5]	2.07	[5]
11/30/2019	47.80	1.07	5.38	6.45	(1.15)	(2.12)	(3.27)	50.98	14.65 [5]	—	[6]	.54	[5]	.54	[5]	2.25	[5]
11/30/2018	53.03	1.22	(2.90)	(1.68)	(1.04)	(2.51)	(3.55)	47.80	(3.48)[5]	—	[6]	.53	[5]	.53	[5]	2.38	[5]
11/30/2017[7,8]	46.73	.68	6.22	6.90	(.60)	—	(.60)	53.03	14.86 [5,9]	—	[6]	.56	[5,10]	.56	[5,10]	2.09	[5,10]
Class F-1:
11/30/2021	56.72	.99	7.32	8.31	(.84)	—	(.84)	64.19	14.67	2,477		.80		.80		1.57
11/30/2020	50.86	.89	6.09	6.98	(.72)	(.40)	(1.12)	56.72	14.13	3,089		.81		.81		1.78
11/30/2019	47.69	.94	5.37	6.31	(1.02)	(2.12)	(3.14)	50.86	14.36	3,444		.82		.82		1.98
11/30/2018	52.90	1.08	(2.88)	(1.80)	(.90)	(2.51)	(3.41)	47.69	(3.74)	3,295		.81		.81		2.12
11/30/2017	44.53	.90	9.76	10.66	(1.05)	(1.24)	(2.29)	52.90	24.86	3,820		.83		.83		1.87
Class F-2:
11/30/2021	56.80	1.18	7.33	8.51	(1.03)	—	(1.03)	64.28	15.01	13,521		.52		.52		1.85
11/30/2020	50.94	1.03	6.08	7.11	(.85)	(.40)	(1.25)	56.80	14.45	11,226		.52		.52		2.07
11/30/2019	47.76	1.07	5.38	6.45	(1.15)	(2.12)	(3.27)	50.94	14.69	9,902		.54		.54		2.25
11/30/2018	52.98	1.21	(2.88)	(1.67)	(1.04)	(2.51)	(3.55)	47.76	(3.49)	8,636		.54		.54		2.38
11/30/2017	44.59	1.05	9.76	10.81	(1.18)	(1.24)	(2.42)	52.98	25.21	7,098		.55		.55		2.17
Class F-3:
11/30/2021	56.86	1.24	7.34	8.58	(1.09)	—	(1.09)	64.35	15.12	5,939		.41		.41		1.96
11/30/2020	50.99	1.09	6.08	7.17	(.90)	(.40)	(1.30)	56.86	14.58	4,815		.42		.42		2.17
11/30/2019	47.81	1.12	5.38	6.50	(1.20)	(2.12)	(3.32)	50.99	14.79	4,139		.44		.44		2.35
11/30/2018	53.03	1.27	(2.89)	(1.62)	(1.09)	(2.51)	(3.60)	47.81	(3.39)	3,050		.44		.44		2.48
11/30/2017[7,11]	45.54	.82	7.54	8.36	(.87)	—	(.87)	53.03	18.53 [9]	2,536		.45	[10]	.45	[10]	1.93	[10]
Class 529-A:
11/30/2021	56.64	1.00	7.32	8.32	(.86)	—	(.86)	64.10	14.71	4,161		.78		.78		1.59
11/30/2020	50.79	.89	6.07	6.96	(.71)	(.40)	(1.11)	56.64	14.12	3,860		.81		.81		1.79
11/30/2019	47.63	.94	5.35	6.29	(1.01)	(2.12)	(3.13)	50.79	14.34	3,494		.83		.83		1.98
11/30/2018	52.84	1.07	(2.88)	(1.81)	(.89)	(2.51)	(3.40)	47.63	(3.77)	3,291		.83		.83		2.10
11/30/2017	44.48	.90	9.74	10.64	(1.04)	(1.24)	(2.28)	52.84	24.87	3,415		.84		.84		1.86

See end of table for footnotes.

30	Capital World Growth and Income Fund

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class 529-C:
11/30/2021	$56.45	$.53	$7.28	$7.81	$(.39)	$—	$(.39)	$63.87	13.84%		$136		1.52%		1.52%		.84%
11/30/2020	50.56	.51	6.09	6.60	(.31)	(.40)	(.71)	56.45	13.29		156		1.55		1.55		1.03
11/30/2019	47.41	.58	5.34	5.92	(.65)	(2.12)	(2.77)	50.56	13.50		413		1.58		1.58		1.24
11/30/2018	52.56	.67	(2.86)	(2.19)	(.45)	(2.51)	(2.96)	47.41	(4.49)		462		1.59		1.59		1.32
11/30/2017	44.25	.52	9.70	10.22	(.67)	(1.24)	(1.91)	52.56	23.90		758		1.61		1.61		1.09
Class 529-E:
11/30/2021	56.56	.86	7.29	8.15	(.72)	—	(.72)	63.99	14.44		122		1.01		1.01		1.36
11/30/2020	50.70	.78	6.09	6.87	(.61)	(.40)	(1.01)	56.56	13.92		117		1.02		1.02		1.57
11/30/2019	47.55	.84	5.34	6.18	(.91)	(2.12)	(3.03)	50.70	14.09		119		1.04		1.04		1.76
11/30/2018	52.76	.96	(2.89)	(1.93)	(.77)	(2.51)	(3.28)	47.55	(3.98)		123		1.05		1.05		1.88
11/30/2017	44.41	.79	9.73	10.52	(.93)	(1.24)	(2.17)	52.76	24.58		138		1.06		1.06		1.63
Class 529-T:
11/30/2021	56.84	1.14	7.33	8.47	(.99)	—	(.99)	64.32	14.94	[5]	—	[6]	.56	[5]	.56	[5]	1.80	[5]
11/30/2020	50.98	1.01	6.08	7.09	(.83)	(.40)	(1.23)	56.84	14.40	[5]	—	[6]	.56	[5]	.56	[5]	2.02	[5]
11/30/2019	47.80	1.05	5.38	6.43	(1.13)	(2.12)	(3.25)	50.98	14.62	[5]	—	[6]	.59	[5]	.59	[5]	2.20	[5]
11/30/2018	53.02	1.19	(2.89)	(1.70)	(1.01)	(2.51)	(3.52)	47.80	(3.54)[5]		—	[6]	.59	[5]	.59	[5]	2.32	[5]
11/30/2017[7,8]	46.73	.66	6.22	6.88	(.59)	—	(.59)	53.02	14.81	[5,9]	—	[6]	.61	[5,10]	.61	[5,10]	2.03	[5,10]
Class 529-F-1:
11/30/2021	56.69	1.12	7.33	8.45	(.99)	—	(.99)	64.15	14.93	[5]	—	[6]	.60	[5]	.60	[5]	1.76	[5]
11/30/2020	50.84	1.08	6.00	7.08	(.83)	(.40)	(1.23)	56.69	14.40	[5]	—	[6]	.57	[5]	.57	[5]	2.18	[5]
11/30/2019	47.68	1.05	5.35	6.40	(1.12)	(2.12)	(3.24)	50.84	14.60		188		.60		.60		2.21
11/30/2018	52.90	1.18	(2.88)	(1.70)	(1.01)	(2.51)	(3.52)	47.68	(3.55)		171		.60		.60		2.32
11/30/2017	44.52	1.01	9.75	10.76	(1.14)	(1.24)	(2.38)	52.90	25.14		149		.62		.62		2.08
Class 529-F-2:
11/30/2021	56.87	1.15	7.34	8.49	(1.00)	—	(1.00)	64.36	14.96		264		.55		.55		1.81
11/30/2020[7,12]	50.74	.02	6.11	6.13	—	—	—	56.87	12.08	[9]	215		.05	[9]	.05	[9]	.03	[9]
Class 529-F-3:
11/30/2021	56.87	1.20	7.34	8.54	(1.05)	—	(1.05)	64.36	15.06		—	[6]	.50		.47		1.89
11/30/2020[7,12]	50.74	.02	6.11	6.13	—	—	—	56.87	12.08	[9]	—	[6]	.06	[9]	.04	[9]	.04	[9]
Class R-1:
11/30/2021	56.24	.54	7.25	7.79	(.41)	—	(.41)	63.62	13.88		155		1.51		1.51		.86
11/30/2020	50.41	.53	6.06	6.59	(.36)	(.40)	(.76)	56.24	13.32		158		1.52		1.52		1.07
11/30/2019	47.28	.60	5.33	5.93	(.68)	(2.12)	(2.80)	50.41	13.56		177		1.54		1.54		1.28
11/30/2018	52.48	.70	(2.87)	(2.17)	(.52)	(2.51)	(3.03)	47.28	(4.46)		191		1.54		1.54		1.39
11/30/2017	44.18	.55	9.69	10.24	(.70)	(1.24)	(1.94)	52.48	23.99		234		1.54		1.54		1.16

See end of table for footnotes.

Capital World Growth and Income Fund	31

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimburse- ments[4]	Ratio of expenses to average net assets after reimburse- ments[3,4]	Ratio of net income to average net assets[3]
Class R-2:
11/30/2021	$56.06	$.54	$7.24	$7.78	$(.42)	$—	$(.42)	$63.42	13.88%	$682	1.51%	1.51%	.86%
11/30/2020	50.25	.53	6.04	6.57	(.36)	(.40)	(.76)	56.06	13.33	681	1.52	1.52	1.08
11/30/2019	47.15	.60	5.30	5.90	(.68)	(2.12)	(2.80)	50.25	13.53	722	1.54	1.54	1.27
11/30/2018	52.34	.70	(2.86)	(2.16)	(.52)	(2.51)	(3.03)	47.15	(4.45)	755	1.54	1.54	1.38
11/30/2017	44.07	.55	9.66	10.21	(.70)	(1.24)	(1.94)	52.34	23.98	932	1.54	1.54	1.16
Class R-2E:
11/30/2021	56.61	.73	7.30	8.03	(.59)	—	(.59)	64.05	14.22	71	1.21	1.21	1.16
11/30/2020	50.75	.68	6.09	6.77	(.51)	(.40)	(.91)	56.61	13.65	69	1.22	1.22	1.38
11/30/2019	47.59	.74	5.36	6.10	(.82)	(2.12)	(2.94)	50.75	13.88	67	1.24	1.24	1.56
11/30/2018	52.80	.86	(2.88)	(2.02)	(.68)	(2.51)	(3.19)	47.59	(4.15)	58	1.24	1.24	1.68
11/30/2017	44.47	.69	9.75	10.44	(.87)	(1.24)	(2.11)	52.80	24.34	53	1.24	1.24	1.42
Class R-3:
11/30/2021	56.43	.82	7.28	8.10	(.68)	—	(.68)	63.85	14.37	1,365	1.06	1.06	1.31
11/30/2020	50.59	.75	6.07	6.82	(.58)	(.40)	(.98)	56.43	13.84	1,440	1.07	1.07	1.52
11/30/2019	47.45	.82	5.33	6.15	(.89)	(2.12)	(3.01)	50.59	14.05	1,568	1.09	1.09	1.73
11/30/2018	52.65	.93	(2.87)	(1.94)	(.75)	(2.51)	(3.26)	47.45	(4.02)	1,693	1.09	1.09	1.83
11/30/2017	44.32	.77	9.72	10.49	(.92)	(1.24)	(2.16)	52.65	24.54	2,114	1.09	1.09	1.60
Class R-4:
11/30/2021	56.71	1.02	7.31	8.33	(.87)	—	(.87)	64.17	14.71	1,340	.76	.76	1.61
11/30/2020	50.84	.91	6.09	7.00	(.73)	(.40)	(1.13)	56.71	14.20	1,459	.77	.77	1.83
11/30/2019	47.67	.96	5.36	6.32	(1.03)	(2.12)	(3.15)	50.84	14.37	1,520	.79	.79	2.02
11/30/2018	52.89	1.09	(2.89)	(1.80)	(.91)	(2.51)	(3.42)	47.67	(3.72)	1,640	.79	.79	2.13
11/30/2017	44.51	.92	9.76	10.68	(1.06)	(1.24)	(2.30)	52.89	24.93	2,003	.79	.79	1.90
Class R-5E:
11/30/2021	56.77	1.14	7.33	8.47	(1.00)	—	(1.00)	64.24	14.94	139	.56	.56	1.80
11/30/2020	50.91	1.01	6.08	7.09	(.83)	(.40)	(1.23)	56.77	14.41	110	.56	.56	2.03
11/30/2019	47.74	1.04	5.39	6.43	(1.14)	(2.12)	(3.26)	50.91	14.64	82	.58	.58	2.19
11/30/2018	52.96	1.20	(2.89)	(1.69)	(1.02)	(2.51)	(3.53)	47.74	(3.53)	37	.58	.58	2.37
11/30/2017	44.59	1.01	9.78	10.79	(1.18)	(1.24)	(2.42)	52.96	25.17	14	.58	.58	2.09
Class R-5:
11/30/2021	56.89	1.21	7.34	8.55	(1.06)	—	(1.06)	64.38	15.05	530	.46	.46	1.91
11/30/2020	51.02	1.06	6.09	7.15	(.88)	(.40)	(1.28)	56.89	14.51	542	.47	.47	2.13
11/30/2019	47.83	1.11	5.37	6.48	(1.17)	(2.12)	(3.29)	51.02	14.74	745	.49	.49	2.34
11/30/2018	53.05	1.25	(2.89)	(1.64)	(1.07)	(2.51)	(3.58)	47.83	(3.44)	1,125	.49	.49	2.44
11/30/2017	44.64	1.07	9.78	10.85	(1.20)	(1.24)	(2.44)	53.05	25.29	1,305	.49	.49	2.21
Class R-6:
11/30/2021	56.87	1.24	7.35	8.59	(1.09)	—	(1.09)	64.37	15.14	30,071	.41	.41	1.94
11/30/2020	51.01	1.09	6.08	7.17	(.91)	(.40)	(1.31)	56.87	14.56	21,684	.42	.42	2.18
11/30/2019	47.82	1.12	5.39	6.51	(1.20)	(2.12)	(3.32)	51.01	14.82	18,613	.43	.43	2.36
11/30/2018	53.04	1.27	(2.89)	(1.62)	(1.09)	(2.51)	(3.60)	47.82	(3.39)	15,132	.44	.44	2.48
11/30/2017	44.64	1.08	9.79	10.87	(1.23)	(1.24)	(2.47)	53.04	25.33	13,381	.45	.45	2.23

See end of table for footnotes.

32	Capital World Growth and Income Fund

Financial highlights (continued)

	Year ended November 30,
	2021	2020	2019	2018	2017
Portfolio turnover rate for all share classes[13]	32%	36%	23%	49%	35%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During the periods shown, CRMC reimbursed a portion of transfer agent services fees for Class 529-F-3 shares.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class T and 529-T shares began investment operations on April 7, 2017.
[9]	Not annualized.
[10]	Annualized.
[11]	Class F-3 shares began investment operations on January 27, 2017.
[12]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[13]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

See notes to financial statements.

Capital World Growth and Income Fund	33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Capital World Growth and Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Capital World Growth and Income Fund (the “Fund”) as of November 30, 2021, the related statement of operations for the year ended November 30, 2021, the statements of changes in net assets for each of the two years in the period ended November 30, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles,California
January 7, 2022

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

34	Capital World Growth and Income Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (June 1, 2021, through November 30, 2021).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Capital World Growth and Income Fund	35

Expense example (continued)

	Beginning account value 6/1/2021	Ending account value 11/30/2021	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$996.20	$3.70	.74%
Class A – assumed 5% return	1,000.00	1,021.36	3.75	.74
Class C – actual return	1,000.00	992.52	7.39	1.48
Class C – assumed 5% return	1,000.00	1,017.65	7.49	1.48
Class T – actual return	1,000.00	997.31	2.55	.51
Class T – assumed 5% return	1,000.00	1,022.51	2.59	.51
Class F-1 – actual return	1,000.00	995.97	4.00	.80
Class F-1 – assumed 5% return	1,000.00	1,021.06	4.05	.80
Class F-2 – actual return	1,000.00	997.30	2.60	.52
Class F-2 – assumed 5% return	1,000.00	1,022.46	2.64	.52
Class F-3 – actual return	1,000.00	997.88	2.05	.41
Class F-3 – assumed 5% return	1,000.00	1,023.01	2.08	.41
Class 529-A – actual return	1,000.00	995.99	3.90	.78
Class 529-A – assumed 5% return	1,000.00	1,021.16	3.95	.78
Class 529-C – actual return	1,000.00	992.22	7.69	1.54
Class 529-C – assumed 5% return	1,000.00	1,017.35	7.79	1.54
Class 529-E – actual return	1,000.00	994.75	5.05	1.01
Class 529-E – assumed 5% return	1,000.00	1,020.00	5.11	1.01
Class 529-T – actual return	1,000.00	997.09	2.80	.56
Class 529-T – assumed 5% return	1,000.00	1,022.26	2.84	.56
Class 529-F-1 – actual return	1,000.00	996.83	3.05	.61
Class 529-F-1 – assumed 5% return	1,000.00	1,022.01	3.09	.61
Class 529-F-2 – actual return	1,000.00	997.07	2.75	.55
Class 529-F-2 – assumed 5% return	1,000.00	1,022.31	2.79	.55
Class 529-F-3 – actual return	1,000.00	997.45	2.35	.47
Class 529-F-3 – assumed 5% return	1,000.00	1,022.71	2.38	.47
Class R-1 – actual return	1,000.00	992.37	7.49	1.50
Class R-1 – assumed 5% return	1,000.00	1,017.55	7.59	1.50
Class R-2 – actual return	1,000.00	992.33	7.49	1.50
Class R-2 – assumed 5% return	1,000.00	1,017.55	7.59	1.50
Class R-2E – actual return	1,000.00	994.02	6.05	1.21
Class R-2E – assumed 5% return	1,000.00	1,019.00	6.12	1.21
Class R-3 – actual return	1,000.00	994.53	5.30	1.06
Class R-3 – assumed 5% return	1,000.00	1,019.75	5.37	1.06
Class R-4 – actual return	1,000.00	996.05	3.80	.76
Class R-4 – assumed 5% return	1,000.00	1,021.26	3.85	.76
Class R-5E – actual return	1,000.00	997.13	2.80	.56
Class R-5E – assumed 5% return	1,000.00	1,022.26	2.84	.56
Class R-5 – actual return	1,000.00	997.57	2.30	.46
Class R-5 – assumed 5% return	1,000.00	1,022.76	2.33	.46
Class R-6 – actual return	1,000.00	997.86	2.05	.41
Class R-6 – assumed 5% return	1,000.00	1,023.01	2.08	.41

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

36	Capital World Growth and Income Fund

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended November 30, 2021:

Long-term capital gains	$289,653,000
Foreign taxes	$0.01 per share
Foreign source income	$1.14 per share
Qualified dividend income	100%
Section 163(j) interest dividends	$40,719,000
Corporate dividends received deduction	$887,722,000
U.S. government income that may be exempt from state taxation	$1,002,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2022, to determine the calendar year amounts to be included on their 2021 tax returns. Shareholders should consult their tax advisors.

Capital World Growth and Income Fund	37

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the continuation of the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through October 31, 2022. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account their interaction with CRMC as well as information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel with respect to the matters considered. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management (the manner in which the fund’s assets are managed, including liquidity management), financial, investment operations, compliance, trading, proxy voting, shareholder communications, and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee considered the risks assumed by CRMC in providing services to the fund, including operational, business, financial, reputational, regulatory and litigation risks. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes over various periods (including the fund’s lifetime) through February 28, 2021. They generally placed greater emphasis on longer term periods. On the basis of this evaluation and the board’s and the committee’s ongoing review of investment results, and considering the relative market conditions during certain reporting periods, the board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses were generally competitive with those of other similar funds included in the comparable Lipper category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, as well as in relation to the risks assumed by the adviser in sponsoring and managing the fund, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

38	Capital World Growth and Income Fund

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that since 2019, CRMC has borne the cost of third-party research. The board and committee also noted that CRMC benefited from the use of commissions from portfolio transactions made on behalf of the fund to facilitate payment to certain broker-dealers for research to comply with regulatory requirements applicable to these firms, with all such amounts reimbursed to the fund by CRMC. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Capital World Growth and Income Fund	39

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Joseph C. Berenato, 1946 Chair of the Board (Independent and Non-Executive)	2005	Former Chairman and CEO, Ducommun Incorporated (aerospace components manufacturer)	15	None
Mary Anne Dolan, 1947	2010	Founder and President, MAD Ink (communications company); former Editor-in-Chief, The Los Angeles Herald Examiner (retired 1989)	10	None
John G. Freund, MD, 1953	2016	Founder and Managing Director, Skyline Ventures (a venture capital investor in health care companies)	6	Collegium Pharmaceutical, Inc.; SI–Bone, Inc.; Sutro Biopharma, Inc.
Pedro J. Greer, Jr., 1956	2016	Physician; Professor and Founding Dean, College of Medicine, Roseman University of Health Sciences; former Chairman/Associate Dean, Florida International University	3	None
R. Clark Hooper, 1946	2010	Private investor	90	None
Merit E. Janow, 1958	2001	Dean and Professor, Columbia University, School of International and Public Affairs	93	Aptive (autonomous and green vehicle technology); Mastercard Incorporated
Leonade D. Jones, 1947	2010	Retired; former Treasurer, The Washington Post Company (retired 1996)	10	None
Earl Lewis, Jr., 1955	2017	Professor and Director, University of Michigan; former President, The Andrew W. Mellon Foundation	3	2U, Inc.
Christopher E. Stone, 1956	2009	Professor of Practice of Public Integrity, University of Oxford, Blavatnik School of Government; former President, Open Society Foundations	9	None
Kathy J. Williams, 1955	2021	Commissioner, Juvenile Justice Delinquency Prevention Commission; Board Member, Aspen Public Radio; former Commissioner, Marin County Human Rights Commission	7	None
Amy Zegart, PhD, 1967	2021	Senior Fellow, Hoover Institution, Stanford University; Senior Fellow, Freeman Spogli Institute, Stanford University	6	Kratos Defense & Security Solutions

Interested trustees5,6

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Sung Lee, 1966 Co-President and Trustee	2008	Partner — Capital Research Global Investors, Capital International, Inc.[7]; Director, The Capital Group Companies, Inc.[7]	3	None
Winnie Kwan, 1972 Trustee	2019	Partner — Capital Research Global Investors, Capital International, Inc.[7]	3	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

40	Capital World Growth and Income Fund

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Michael Cohen, 1961 Co-President	2008 – 2009, 2014	Partner — Capital World Investors, Capital Bank and Trust Company[7]; Partner — Capital World Investors, Capital Research Company[7]; Chairman and Senior Vice President, Capital International Limited[7]
Donald H. Rolfe, 1972 Principal Executive Officer	2008	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Secretary, Capital Research and Management Company
Michael W. Stockton, 1967 Executive Vice President	2013	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Alfonso Barroso, 1971 Senior Vice President	2010	Partner — Capital Research Global Investors, Capital Research Company7; Director, Capital Research and Management Company
Jeremy Burge, 1961 Senior Vice President	2020	Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Guardian (Canada), Inc.[7]; Chairman and Director, Capital Guardian (Canada), Inc.[7]; Chairman and Director, Capital International Asset Management (Canada), Inc.[7]
Leo Hee, 1971 Senior Vice President	2019	Partner — Capital World Investors, Capital International, Inc.[7]
Jin Lee, 1969 Senior Vice President	2019	Partner — Capital World Investors, Capital Research and Management Company
Lara Pellini, 1975 Senior Vice President	2021	Partner — Capital World Investors, Capital Research Company [7]; Director, The Capital Group Companies, Inc.[7]
Jennifer L. Butler, 1966 Secretary	2013	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Gregory F. Niland, 1971 Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company
Michael R. Tom, 1988 Assistant Secretary	2021	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President — Investment Operations, Capital Research and Management Company
W. Michael Pattie, 1981 Assistant Treasurer	2020	Assistant Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the trustees and/or officers listed, with the exception of Jeremy Burge, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

Capital World Growth and Income Fund	41

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42	Capital World Growth and Income Fund

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Capital World Growth and Income Fund	43

Office of the fund
333 South Hope Street
Los Angeles, CA 90071-1406

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address nearest you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm
PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

44	Capital World Growth and Income Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

Capital World Growth and Income Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of Capital World Growth and Income Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2022, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment industry experience, including 21 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 98% of 20-year periods.[2] Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Investment industry experience as of December 31, 2020.
[2]	Based on Class F-2 share results for rolling calendar-year periods starting the first full calendar year after each fund’s inception through December 31, 2020. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results as of December 31, 2020. Thirteen of the 17 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation below 0.3. Standard & Poor’s 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 66% of the time, based on the 20-year period ended December 31, 2020, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that John G. Freund, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

WGI

Registrant:

a) Audit Fees:
Audit	2020	65,000
	2021	203,000

b) Audit-Related Fees:
	2020	None
	2021	None

c) Tax Fees:
	2020	9,000
	2021	9,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2020	None
	2021	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2020	None
	2021	None
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
	2020	15,000
	2021	None

	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2020	7,000
	2021	None
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

	Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were, $32,000 for fiscal year 2020 and $9,000 for fiscal year 2021. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL WORLD GROWTH AND INCOME FUND

By __/s/ Donald H. Rolfe________________
Donald H. Rolfe, Principal Executive Officer

Date: January 31, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Donald H. Rolfe_____________
Donald H. Rolfe, Principal Executive Officer

Date: January 31, 2022

By ___/s/ Gregory F. Niland__________________
Gregory F. Niland, Treasurer and Principal Financial Officer

Date: January 31, 2022